Third Quarter 2024 Earnings Conference Call October 25, 2024

2 Forward Looking Statements & Non-GAAP Measures This presentation contains certain “forward-looking statements” within the meaning of such term in the Private Securities Litigation Reform Act of 1995. We and our representatives may, from time to time, make written or oral statements that are “forward-looking” and provide information other than historical information. These statements involve known and unknown risks, uncertainties and other factors that may cause actual results to be materially different from any results, levels of activity, performance or achievements expressed or implied by any forward-looking statement. These factors include, among other things, the factors listed below. Forward-looking statements, which may be based upon beliefs, expectations and assumptions of our management and on information currently available to management, are generally identifiable by the use of words such as “believe,” “expect,” “anticipate,” “should,” “could,” “would,” “plans,” “goals,” “intend,” “project,” “estimate,” “forecast,” “may” or similar expressions. These forward-looking statements are subject to certain risks and uncertainties that could cause actual results to differ materially from those expressed in, or implied by, these statements. Readers are cautioned not to place undue reliance on any such forward-looking statements, which speak only as of the date made. Additionally, we undertake no obligation to update any statement in light of new information or future events, except as required under federal securities law. Our ability to predict results or the actual effect of future plans or strategies is inherently uncertain. Factors that could have an impact on our ability to achieve operating results, growth plan goals and future prospects include, but are not limited to, the following: (1) the risks of mergers or branch sales (including the recent sale of our Florida banking operations and the acquisition of Denver Bankshares, Inc.), including, without limitation, the related time and costs of implementing such transactions, integrating operations as part of these transactions and possible failures to achieve expected gains, revenue growth and/or expense savings from such transactions; (2) credit quality deterioration, pronounced and sustained reduction in real estate market values, or other uncertainties, including the impact of inflationary pressures on economic conditions and our business, resulting in an increase in the allowance for credit losses, an increase in the credit loss expense, and a reduction in net earnings; (3) the effects of changes in interest rates, including on our net income and the value of our securities portfolio; (4) changes in the economic environment, competition, or other factors that may affect our ability to acquire loans or influence the anticipated growth rate of loans and deposits and the quality of the loan portfolio and loan and deposit pricing; (5) fluctuations in the value of our investment securities; (6) governmental monetary and fiscal policies; (7) changes in and uncertainty related to benchmark interest rates used to price loans and deposits; (8) legislative and regulatory changes, including changes in banking, securities, trade, and tax laws and regulations and their application by our regulators, and any changes in response to the failures of other banks; (9) the ability to attract and retain key executives and employees experienced in banking and financial services; (10) the sufficiency of the allowance for credit losses to absorb the amount of actual losses inherent in our existing loan portfolio; (11) our ability to adapt successfully to technological changes to compete effectively in the marketplace; (12) credit risks and risks from concentrations (by geographic area and by industry) within our loan portfolio; (13) the effects of competition from other commercial banks, thrifts, mortgage banking firms, consumer finance companies, credit unions, securities brokerage firms, insurance companies, money market and other mutual funds, financial technology companies, and other financial institutions operating in our markets or elsewhere or providing similar services; (14) the failure of assumptions underlying the establishment of allowances for credit losses and estimation of values of collateral and various financial assets and liabilities; (15) volatility of rate-sensitive deposits; (16) operational risks, including data processing system failures or fraud; (17) asset/liability matching risks and liquidity risks; (18) the costs, effects and outcomes of existing or future litigation; (19) changes in general economic, political, or industry conditions, nationally, internationally or in the communities in which we conduct business, including the risk of a recession; (20) changes in accounting policies and practices, as may be adopted by state and federal regulatory agencies and the Financial Accounting Standards Board; (21) war or terrorist activities, including the ongoing conflict in the Middle East and the Russian invasion of Ukraine, widespread disease or pandemic, or other adverse external events, which may cause deterioration in the economy or cause instability in credit markets; (22) the occurrence of fraudulent activity, breaches, or failures of our or our third-party vendors' information security controls or cyber-security related incidents, including as a result of sophisticated attacks using artificial intelligence and similar tools; (23) the imposition of tariffs or other domestic or international governmental policies impacting the value of the agricultural or other products of our borrowers; (24) potential changes in federal policy and at regulatory agencies as a result of the upcoming 2024 presidential election; (25) the concentration of large deposits from certain clients, including those who have balances above current FDIC insurance limits; (26) the effects of recent developments and events in the financial services industry, including the large-scale deposit withdrawals over a short period of time that resulted in recent bank failures; and (27) other risk factors detailed from time to time in Securities and Exchange Commission filings made by the Company. Non-GAAP Measures This presentation contains non-GAAP measures for tangible common equity, tangible book value per share, tangible common equity ratio, loan yield, tax equivalent, efficiency ratio, pre-tax, pre-provision earnings, return on average tangible equity, net interest margin, tax equivalent, adjusted earnings, and adjusted earnings per share. Management believes these measures provide investors with useful information regarding the Company’s profitability, financial condition and capital adequacy, consistent with how management evaluates the Company’s financial performance. A reconciliation of each non-GAAP measure to the most comparable GAAP measure is included, as necessary, in the Non-GAAP Financial Measures section.

3 Financial Highlights Total assets $ 6,552.5 (0.44) % 1.31 % Total loans held for investment, net 4,328.8 0.97 6.46 Total deposits 5,368.7 (0.81) 0.10 Balance Sheet Equity to assets ratio 8.58% 33 bps 77 bps Tangible common equity ratio (non-GAAP) 7.22 34 68 CET1 risk-based capital ratio 9.91 35 39 Total risk-based capital ratio 12.96 34 51 Loans to deposits ratio 80.63 142 482 Capital and Liquidity Net interest margin, tax equivalent (non-GAAP) 2.51% 10 bps 16 bps Cost of total deposits 2.14 3 43 Return on average assets (5.78) (673) (634) Efficiency ratio (non-GAAP) 70.32 1,403 426 Diluted EPS $ (6.05) (705) % (1143) % Adjusted EPS (non-GAAP) 0.58 12 4 Profitability Nonperforming loans ratio 0.51% (8) bps (20) bps Nonperforming assets ratio 0.39 (8) (6) Net charge-off ratio 0.16 11 12 Allowance for credit losses ratio 1.25 (1) (2) Credit Risk Profile 3Q24 Financial Highlights – See the section "Non-GAAP Financial measures." – Note: Financial metrics as of or for the quarter ended September 30, 2024. Change vs. Dollars in millions, except per share amounts 3Q24 2Q24 3Q23

4 Capital Raise & Balance Sheet Repositioning Capital Raise (net proceeds) $118.6 million Securities Sold (market value): $1.0 billion Average Yield on Securities Sold: 1.58% Reinvested Securities (market value): $589.8 million Average Yield on Reinvested Securities 4.65% Funding Paid Down: $418.7 million(2) Weighted Avg Cost of Funding Paid Down: 4.77% Transaction Details(1) (1)Transaction details are as of 10/21/24. (2)Represents $405.0 million of Federal Reserve Bank Term Funding Program borrowings and $13.7 million of accrued interest.

5 Company Focus MOFG's Five Strategic Pillars to Deliver Improved Results Exceptional Customer and Employee Engagement 1 Enhance MOFG's award winning culture with a continued focus on performance and financial results 2 Protect and enhance MOFG's dominant community bank franchise through product expansion 3 Continue to hire exceptional relationship bankers and wealth management professionals 4 Develop specialty commercial banking verticals by continuing to attract experienced professionals 5 Continue to identify and execute on opportunities for efficiency gains and cost reduction Strong Core Local Banking Model Sophisticated Commercial Banking and Wealth Management Specialty Business Lines Improving our Efficiency and Operations

6 What We Have Accomplished Strategic Plan Updates Geographic Realignment Sale of Florida branches (7.5% deposit premium) and Acquisition of Bank of Denver in first half of 2024 ☑ Talent Transformation Robust talent acquisition strategy installing senior leaders, product management, IT resources and revenue producers across target markets ☑ Operational Efficiency Completed a common equity capital raise during the third quarter of 2024, with proceeds used to support a balance sheet repositioning executed early in the fourth quarter of 2024 ☑ Wealth Continued momentum in Wealth Management, with year-to-date revenue growth of 15% compared to the prior year (through third quarter) ☑ Commercial Growth Annualized commercial & industrial ("C&I") and commercial real estate ("CRE") loan growth was 11% and 3%, respectively, for the third quarter of 2024 ☑

7 Diversified and Granular Loan Portfolio Loans Held for Investment 09/30/24 Agricultural, 3% C&I, 27% Construction & Development, 9% Farmland, 4% Multifamily, 9% CRE-Other, 31% Residential Real Estate, 15% Consumer, 2% $4.33 billion 5.86% Yield(4) <$495K Avg. Commercial Loan Size(1) Financial Information as of September 30, 2024. (1)Average net nonaccrual active principal balance of the commercial loan portfolio. (2) Commercial loan net active principal balances reported in millions ($). (3) Excludes $193 million net active principal balance of commercial loans acquired in Denver Bankshares, Inc. acquisition. (4) Non-GAAP Measure. See the Non-GAAP measures section for a reconciliation of the most directly comparable GAAP measure. $1,090 $1,204 $697 Iowa Metro Twin Cities Denver LTM Commercial Loan Growth in Targeted Regions(2) +16% +$152 million +14% +$152 million +19% +$82 million(3)

8 Credit Quality $ m illi on s Nonperforming Assets $29.0 $30.3 $33.2 $31.2 $25.5 9/30/2023 12/31/2023 3/31/2024 6/30/2024 9/30/2024 $ m illi on s Net Charge-Offs $0.5 $2.1 $0.2 $0.5 $1.7 3Q23 4Q23 1Q24 2Q24 3Q24 Credit Quality Measures $ millions 3Q23 4Q23 1Q24 2Q24 3Q24 Nonperforming assets ratio 0.45% 0.47% 0.49% 0.47% 0.39 % Net charge-off ratio 0.04% 0.20% 0.02% 0.05% 0.16 % Loans greater than 30 days past due and accruing $6.4 $10.8 $8.8 $9.4 $11.9 Allowance for credit losses ratio 1.27% 1.25% 1.27% 1.26% 1.25%

9 Commercial Real Estate 3.6% 96.4% NOO CRE Office All Other Loans Non-Owner Occupied CRE Office September 30, 2024 $ millions 3Q24 2Q24 Construction & Development $ 386.9 $ 351.6 Farmland 182.2 183.6 Multifamily 409.5 430.1 CRE Other: NOO CRE Office 154.7 157.1 OO CRE Office 84.6 84.6 Industrial and Warehouse 403.5 407.3 Retail 282.4 262.0 Hotel 111.7 112.8 Other 316.6 324.7 Total Commercial Real Estate $ 2,332.1 $ 2,313.8 Commercial Real Estate Portfolio(2) September 30, 2024 Portfolio Highlights September 30, 2024 Average NOO CRE Office outstanding principal ($ millions) $ 1.4 % of Total Capital Commercial Real Estate Concentration: 3Q24 2Q24 Regulatory Threshold Construction, land development and other land 56% 52% 100 % Total CRE loans(1) 232% 237% 300% (1)Total CRE loans includes construction, land development and other land, in addition to multifamily and NOO CRE. (2) Represents the amortized cost of the CRE portfolio.

10 Focusing on Growth in Wealth Management $2.44 $2.74 $2.73 $3.01 $3.18 2020 2021 2022 2023 3Q24 $— $2.00 $4.00 Investment Services and Private Wealth Revenue • Asset amounts presented are in billions of dollars • Revenue amounts presented are in millions of dollars $9.6 $11.7 $11.2 $12.2 $10.4 $3.2 $4.2 $3.9 $3.8 $3.5 $6.4 $7.5 $7.3 $8.4 $6.9 Investment Services Private Wealth 2020 2021 2022 2023 YTD 3Q24 $5.0 $10.0 $15.0 Wealth Management Assets Under Administration Private Banking • Right-size book of business with consistent eligibility • Launched new concierge support • Building out product set • Added a new Senior Private Banker in Des Moines and Denver during 2024 Private Wealth • Enhance planning with a single platform across Private Wealth and Investment Services • Reviewing platform options to dramatically enhance investment offering in the first quarter of 2025 • Increase focus on thought leadership • Enhance fee opportunities with fiduciary services and proprietary investments Investment Services • Adding advisors in Twin Cities & Denver • Focus on building recurring revenue through fee-based business

11 Financial Performance

12 Balance Sheet 3Q24 vs. 2Q24 3Q24 vs. 3Q23 Period end balances, $ millions 3Q24 $ Change % Change $ Change % Change Loans $4,328.8 $41.6 1% $262.8 6 % Investment securities $1,623.1 $(201.0) (11) % $(335.4) (17) % Interest earning deposits in banks $129.7 $94.4 267% $125.9 3313 % Deposits $5,368.7 $(43.7) (1) % $5.4 — % Borrowed funds $525.7 $(3.8) (1) % $27.2 5 % Shareholders' equity $562.2 $18.9 3% $56.8 11% 3Q24 3Q24 Period end 3Q24 2Q24 vs. 2Q24 3Q23 vs. 3Q23 Tangible book value per share (non-GAAP) $22.43 $28.27 (21) % $26.60 (16) % Common equity Tier 1 capital ratio 9.91% 9.56% 35 bps 9.52% 39 bps AOCI $(58.8) $(58.1) (1) % $(84.6) 30 % Return on average tangible equity (non-GAAP) (82.78) % 15.74% (9,852) bps 9.68% (9,246) bps – See the section "Non-GAAP Financial Measures."

13 Balance Sheet - Debt Securities Portfolio Portfolio Mix (09/30/24) 4.4 Year Duration 2.19% Yield Municipals, 36% MBS, 4% CLO, 3%CMO, 33% Corporate, 24% $1.62 billion Portfolio Mix (10/18/24) Municipals, 14% MBS, 15% CLO, 4% CMO, 56% Corporate, 11% 4.0 Year Duration 3.85% Yield $1.16 billion

14 Income Statement % Change 3Q24 vs. $ millions 3Q24 2Q24 3Q23 2Q24 3Q23 Net interest income $37.5 $36.3 $34.6 3% 8 % Noninterest income (130.4) 21.6 9.9 (704) % (1417) % Total revenue (92.9) 57.9 44.5 (260) % (309) % Noninterest expense 35.8 35.8 31.5 — % 14 % Pre-tax, pre-provision earnings (non-GAAP) $(128.7) $22.1 $13.0 (682) % (1090) % Credit loss expense $1.5 $1.3 $1.6 15% (6) % Income tax expense (benefit) $(34.5) $5.1 $2.2 (776) % (1668) % Net income $(95.7) $15.8 $9.1 (706) % (1152) % Adjusted earnings (non-GAAP) $9.1 $8.1 $8.9 12% 2% 3Q24 2Q24 3Q23 vs. 2Q24 vs. 3Q23 Net interest margin (non-GAAP) 2.51% 2.41% 2.35% 10 bps 16 bps Efficiency ratio (non-GAAP) 70.32% 56.29% 66.06% 1,403 bps 426 bps Diluted EPS $(6.05) $1.00 $0.58 (705) % (1143) % Adjusted EPS (non-GAAP) $0.58 $0.52 $0.56 12% 4% – See the section "Non-GAAP Financial Measures."

15 Non-GAAP Financial Measures

16 Non-GAAP Financial Measures Tangible Common Equity / Tangible Book Value per Share / Tangible Common Equity Ratio September 30, 2023 June 30, 2024 September 30, 2024 dollars in thousands Total shareholders' equity $ 505,411 $ 543,286 $ 562,238 Intangible assets, net (87,987) (97,327) (96,257) Tangible common equity $ 417,424 $ 445,959 $ 465,981 Total assets $ 6,467,818 $ 6,581,658 $ 6,552,482 Intangible assets, net (87,987) (97,327) (96,257) Tangible assets $ 6,379,831 $ 6,484,331 $ 6,456,225 Book value per share $ 32.21 $ 34.44 $ 27.06 Tangible book value per share (1) $ 26.60 $ 28.27 $ 22.43 Shares outstanding 15,691,738 15,773,468 20,774,919 Tangible common equity ratio (2) 6.54% 6.88% 7.22% (1) Tangible common equity divided by shares outstanding. (2) Tangible common equity divided by tangible assets. Loan Yield, Tax Equivalent For the Three Months Ended September 30, 2023 June 30, 2024 September 30, 2024 dollars in thousands Loan interest income, including fees $ 51,870 $ 61,643 $ 62,521 Tax equivalent adjustment (1) 735 938 951 Tax equivalent loan interest income $ 52,605 $ 62,581 $ 63,472 Yield on loans, tax equivalent (2) 5.19% 5.69% 5.86 % Average Loans $ 4,019,852 $ 4,419,697 $ 4,311,693 (1) The federal statutory tax rate utilized was 21%. (2) Annualized tax equivalent loan interest income divided by average loans.

17 Non-GAAP Financial Measures Efficiency Ratio For the Three Months Ended September 30, 2023 June 30, 2024 September 30, 2024 dollars in thousands Total noninterest expense $ 31,544 $ 35,761 $ 35,798 Amortization of intangibles (1,460) (1,593) (1,470) Merger-related expenses (11) (854) (133) Noninterest expense used for efficiency ratio $ 30,073 $ 33,314 $ 34,195 Net interest income, tax equivalent (1) $ 35,742 $ 37,662 $ 38,837 Noninterest income 9,861 21,554 (130,388) Investment securities (losses) gains, net 79 33 (140,182) Net revenues used for efficiency ratio $ 45,524 $ 59,183 $ 48,631 Efficiency ratio 66.06% 56.29% 70.32% (1) The federal statutory tax rate utilized was 21%. (2) Noninterest expense adjusted for amortization of intangibles and merger-related expenses divided by the sum of tax equivalent net interest income, noninterest income and net investment securities (losses) gains. Pre-tax / Pre-provision Net Revenue For the Three Months Ended September 30, 2023 June 30, 2024 September 30, 2024 dollars in thousands Net interest income $ 34,575 $ 36,347 $ 37,521 Noninterest income (loss) 9,861 21,554 (130,388) Noninterest expense (31,544) (35,761) (35,798) Pre-tax / Pre-provision Net Revenue $ 12,892 $ 22,140 $ (128,665)

18 Non-GAAP Financial Measures Return on Average Tangible Equity For the Three Months Ended September 30, 2023 June 30, 2024 September 30, 2024 dollars in thousands Net income (loss) $ 9,138 $ 15,819 $ (95,707) Intangible amortization, net of tax (1) 1,095 1,195 1,090 Tangible net income $ 10,233 $ 17,014 $ (94,617) Average shareholders' equity $ 508,066 $ 533,994 $ 551,414 Average intangible assets, net (88,699) (99,309) (96,706) Average tangible equity $ 419,367 $ 434,685 $ 454,708 Return on average equity 7.14% 11.91% (69.05) % Return on average tangible equity (2) 9.68% 15.74% (82.78) % (1) The income tax rate utilized was the blended marginal tax rate. (2) Annualized tangible net income divided by average tangible equity. Net Interest Margin, Tax Equivalent For the Three Months Ended September 30, 2023 June 30, 2024 September 30, 2024 dollars in thousands Net interest Income $ 34,575 $ 36,347 $ 37,521 Tax equivalent adjustments: Loans (1) 735 938 951 Securities (1) 432 377 365 Net Interest Income, tax equivalent $ 35,742 $ 37,662 $ 38,837 Average interest earning assets $ 6,032,636 $ 6,282,494 $ 6,167,525 Net interest margin, tax equivalent (2) 2.35% 2.41% 2.51% (1) The federal statutory tax rate utilized was 21%. (2) Annualized tax equivalent net interest income divided by average interest earning assets.

19 Non-GAAP Financial Measures Adjusted Earnings / Adjusted Earnings Per Share For the Three Months Ended September 30, 2023 June 30, 2024 September 30, 2024 dollars in thousands Net (loss) income $ 9,138 $ 15,819 $ (95,707) Less: Investment securities (losses) gains, net of tax(1) 59 24 (103,988) Less: Mortgage servicing rights (loss) gain, net of tax(1) 212 96 (761) Plus: Merger-related expenses, net of tax(1) 8 634 99 Less: Gain on branch sale, net of tax(1) — 8,201 — Adjusted earnings $ 8,875 $ 8,132 $ 9,141 Weighted average diluted common shares outstanding 15,711,137 15,780,935 15,829,032 Earnings per common share - diluted $0.58 $1.00 $(6.05) Adjusted earnings per common share(2) $0.56 $0.52 $0.58 (1) The income tax rate utilized was the blended marginal tax rate. (2) Adjusted earnings divided by weighted average diluted common shares outstanding.